Exhibit 99.1

APEX HOME HEALTHCARE SERVICES, LLC,

AND COMBINED ENTITIES

COMBINED FINANCIAL REPORT

December 31, 2007

C O N T E N T S

Page

INDEPENDENT AUDITOR'S REPORT ON THE

COMBINED FINANCIAL STATEMENTS	1

COMBINED FINANCIAL STATEMENTS

Combined Balance Sheet	2
Combined Statement of Income	3
Combined Statement of Members’ Equity	4
Combined Statement of Cash Flows	5
Notes to Combined Financial Statements	6 - 12

INDEPENDENT AUDITOR'S REPORT

ON THE ACCOMPANYING INFORMATION	13

ACCOMPANYING INFORMATION

Combined Schedule of Operating Expenses	14

To the Members

Apex Home Healthcare Services, LLC

and Combined Entities

Jacksonville, Florida

Independent Auditor's Report

We have audited the accompanying combined balance sheet of Apex Home Healthcare Services, LLC, and combined entities (the Company) as of December 31, 2007 and the related combined statements of income, members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Apex Home Healthcare Services, LLC and combined entities as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

May 30, 2008

APEX HOME HEALTHCARE SERVICES, LLC
AND COMBINED ENTITIES

COMBINED BALANCE SHEET

December 31, 2007

ASSETS

CURRENT ASSETS
Cash and cash equivalents	1,296,180
Accounts receivable, less allowance for
doubtful accounts of $187,320	2,153,494
Accounts receivable, other	64,567
Advances to related parties	108,252
Prepaid expenses	56,719
Employee loans	13,568
Notes receivable, related parties	607,634

Total current assets	4,300,414

PROPERTY AND EQUIPMENT
Leasehold improvements	73,040
Software	66,948
Office furniture and equipment	500,537
Vehicles	15,475
656,000
Less accumulated depreciation	137,708

518,292

OTHER ASSETS
Deposits	1,026

4,819,732

The Notes to the Combined Financial Statements are an integral part of this statement.

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	49,047
Accrued wages and benefits	997,156
Other accrued expenses	39,215
Advances from related parties	12,723
Due to members	244,517
Notes payable-current	35,341

Total current liabilities	1,377,999

LONG-TERM LIABILITIES
Notes payable-non current	1,193

MEMBERS' EQUITY	3,440,540

4,819,732

0

APEX HOME HEALTHCARE SERVICES, LLC
AND COMBINED ENTITIES

COMBINED STATEMENT OF INCOME

Year Ended December 31, 2007

Revenues:
Net service revenue	15,965,749
Cost of service revenue	7,175,008

Gross profit	8,790,741

Operating expenses:
Operations expense	3,825,996
Corporate expense	2,064,191
Support expense	1,398,773

Total operating expenses	7,288,960

Operating income	1,501,781

Other income(expense):
Interest income	30,114
Loss on disposal of equipment	(11,601)
Other income	28,116
Other expense	(9,974)

Total other income	36,655

Net income	1,538,436

The Notes to the Combined Financial Statements are an integral part of this statement.

APEX HOME HEALTHCARE SERVICES, LLC
AND COMBINED ENTITIES

COMBINED STATEMENT OF MEMBERS' EQUITY

Year Ended December 31, 2007

Balance, December 31, 2006	2,680,042

Net income	1,538,436

Distributions to members	(777,938)

Balance, December 31, 2007	3,440,540

The Notes to the Combined Financial Statements are an integral part of this statement.

APEX HOME HEALTHCARE SERVICES, LLC
AND COMBINED ENTITIES

COMBINED STATEMENT OF CASH FLOWS
Year Ended December 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	1,538,436
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	82,770
Loss on disposal of equipment	11,601
Change in assets and liabilities:
Accounts receivable	(24,200)
Accounts receivable, other	(64,567)
Advances to related parties	425,108
Other assets	(60,397)
Notes receivable, related parties	(607,634)
Accounts payable	13,188
Accrued expenses	377,710
Advances from related parties	12,723
Net cash provided by operating activities	1,704,738

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of equipment	(132,830)
Net cash used in investing activities	(132,830)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings - line of credit	20,667
Net borrowings - members	3,731
Principal payments on long-term debt	(70,486)
Distributions to members	(777,938)
Net cash used in financing activities	(824,026)

Net increase in cash and cash equivalents	747,882

Cash and cash equivalents at beginning of year	548,298

Cash and cash equivalents at the end of year	1,296,180
0
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for interest	12,648
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Note payable relieved with extinguishment of goodwill	96,000

The Notes to the Combined Financial Statements are an integral part of this statement.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 1.	Nature of Business and Significant Accounting Policies

Nature of Business:

Apex Home Healthcare Services, LLC and combined entities (the "Company") is committed to offering the finest healthcare services that are high quality, effective and convenient. These services are provided in the Florida Counties of Duval, St John’s, Clay, Nassau, Flagler, Baker and Volusia.

Apex Home Healthcare Services, LLC (the "Company") was incorporated on November 17, 2003 under the laws of the State of Florida. The Company is a Medicare-certified home healthcare agency providing homecare companion services, personal care services, skilled clinical services and a behavioral healthcare program.

Apex Health and Rehab Center, LLC (the "Company") was incorporated on April 24, 2006 under the laws of the State of Florida. The Company is a Medicare-certified therapy agency.

Apex House Call Doctors, LLC (the "Company") was incorporated on October 10, 2005 under the laws of the State of Florida. The Company is a Medicare-certified visiting physician practice.

Apex Healthcare Solutions, LLC (the "Company") was incorporated on September 17, 2002 under the laws of the State of Florida. The Company is a healthcare staffing agency providing supplemental healthcare staff to facilities.

Cash and Cash Equivalents:

The Company considers all liquid investments with original maturities of three months or less to be cash equivalents.

Property and Equipment:

Property and equipment are stated at cost. The Company depreciates its property and equipment using the straight-line method based on the estimated useful lives of the assets.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 1.	(Continued)

Net Service Revenue:

The Company is paid for its services primarily by governmental third-party reimbursement programs (Medicare), commercial insurance companies and patients. Revenues are recorded at established rates in the period during which the services are rendered. Appropriate allowances to give recognition to third party payment arrangements are recorded when the services are rendered.

Laws and regulations governing the Medicare program are extremely complex and subject to interpretation. It is common for issues to arise related to the following: determination of cost-reimbursed services, medical coding, particularly with respect to Medicare, patient eligibility and other reasons unrelated to credit risk, all of which may result in adjustments to recorded revenue amounts.

The Company has agreements with third-party payors that provide for payments to the Company at amounts different from its established rates. Payment arrangements include prospectively determined rates per discharge, reimbursed costs, discounted charges and per diem payments. Net service revenue is reported at the estimated net realizable amounts from patients, third-party payors, and others for services rendered, including estimated retroactive adjustments under reimbursement agreements with third-party payors. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in future periods as final settlements are determined.

Management continuously evaluates the potential for revenue adjustments and when appropriate makes adjustments for losses based upon the best available information. There is at least a reasonable possibility that recorded estimates could change by material amounts in the near term.

Financial Statement Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. For additional disclosure on estimates see Net Revenues above and Note 2 – Healthcare Reform Legislation, Regulations, and Market Conditions.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 2.	Healthcare Reform Legislation, Regulations, and Market Conditions

The healthcare industry has experienced and is expected to continue to experience extensive and dynamic change. In addition to economic forces and regulatory influences, continuing political debate is subjecting the healthcare industry to significant reform. Healthcare reforms have been enacted and proposals for additional changes are continuously formulated by departments of the federal government, congress, and state legislatures.

Government officials can be expected to continue to review and assess alternative healthcare delivery systems and payment methodologies. Changes in the law or new interpretations of existing laws may have a dramatic effect on the definition of permissible or impermissible activities, the relative cost of doing business, and the methods and amounts of payments for medical care by both governmental and other payors. Legislative changes to "balance the budget" and slow the annual rate of growth of expenditures are expected to continue. Such future changes may further impact reimbursement. There can be no assurance that future legislation or regulatory changes will not have a material adverse effect on the operations of the Company.

The Company cannot predict what additional government regulations may be enacted in the future affecting its business or who existing and future laws and regulations might be interpreted or whether the Company will be able to comply with such laws and regulations in its existing or future markets.

Note 3.	Notes Payable

Notes payable consist of the following:

The Company has a $100,000 line of credit with a bank. The note is due on demand with interest payable at prime plus 1% (effective rate of 8.25% at December 31, 2007). This line of credit was paid in full on January 18, 2008.

                                                                                                                                      20,667

The Company has a note payable with a bank payable in monthly payments of $1,292 with an applicable interest rate of 9% for a term of three years, payable in full on January 4, 2009.

15,867
36,534
Less current portion	(35,341)
1,193

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 3.	(Continued)

Aggregate principal payments on long-term debt in the succeeding years are due as follows:

Year ended December 31, 2008	35,341
2009	1,193

36,534

Note 4.	Employee Benefit Plans

The Company has a 401(k) plan covering all employees meeting certain minimum eligibility requirements. The plan provides for contributions by the Company in such amounts as determined by the Members annually up to a maximum of 3% of total qualified wages. The Company accrued contributions to this plan of $123,217 at December 31, 2007.

Note 5.	Provision For Income Taxes

The Company is a limited liability company which has elected to file as an S-Corporation. The company does not pay income taxes on its taxable income, and thus no income tax expense has been recorded in the financial statements. Instead, the members are liable for individual income taxes on their respective share of the Company’s taxable income.

Note 6.	Related Party Transactions

From inception, the Company has routinely engaged in transactions with various companies related through common ownership. These transactions include cash advances, allocable expenses, purchase of contract services and real estate leases.

To take advantage of cost-savings discounts, the Company pays various combined expenses such as insurance, employee benefits and supplies. The costs allocable to the other companies have been recorded as inter-company receivables. In addition, cash advances to those companies have been also charged to inter-company receivables.

Notes Receivable:

At December 31, 2007 a significant inter-company receivable was formalized by a note receivable of $607,634 from Apex Realty of Florida, Inc. (a company related by common ownership). The note carries interest at the rate of 4.13% per annum and is due upon demand.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 6.	(Continued)

Rent:

The Company leases two separate facilities from Apex Realty of Florida, Inc. (a company related by common ownership). Rent expense for the year ended December 31, 2007 was $298,834. The company is responsible for all taxes, insurance and maintenance on the properties.

Contract fees:

The Company uses contracted employees from Apex Healthcare Solutions, LLC, Apex House Call Doctors, LLC and Apex Health and Rehab Center (companies related by common ownership) to furnish contract therapy and other services. Contracted service expense for the year ended December 31, 2007 was $210,539 which has been eliminated from the combined financials.

Contract revenue:

The Company recognized revenues earned from related party transaction for services provided to patients of $207,547 for the year ended December 31, 2007 which has been eliminated from the combined financials.

Advances:

Inter-company receivables/payables are advances (to) from companies with common ownership. Cash transfers to related parties were $11,036 for the year ended December 31, 2007. Amounts paid by Apex Home Healthcare Services, LLC on behalf of related parties were $267,281 for the year ended December 31, 2007.

Note 7.	Operating Leases

The Company leases office space and certain equipment under non-cancelable operating leases. Rent expense under these leases was approximately $456,903 for the year ended December 31, 2007. The future minimum rental payments under these leases at December 31, 2007 are as follows:

2008	355,154
2009	316,063
2010	298,555
2011	278,110
2012	239,501

  1,487,383

Included in the above future minimum payments is a sublease with Apex Healthcare Solutions, LLC for certain equipment and payments to Apex Realty of Florida, LLC for office space.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 8.	Concentrations

Cash and Cash Equivalents:

The Company maintains cash balances at two quality financial institution. Accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 per entity per financial institution. The Company’s uninsured cash balances total $1,171,155 at December 31, 2007.

Accounts Receivable:

Concentrations in the Company's accounts receivable were as follows at

December 31, 2007:

Medicare, net of allowance of $131,102	1,327,641
All other payers, net of allowance of $56,218	825,853

  2,153,494

The ability of payors to meet their obligations depends upon their financial stability, future legislation, and regulatory actions. The Company does not believe there are any significant credit risks associated with receivables from governmental or third-party reimbursement programs.

The allowance for doubtful accounts principally consists of management’s estimate of amounts that may prove uncollectible for coverage, eligibility, and technical reasons and approximated $187,320 at December 31, 2007.

Net Service Revenue:

Concentrations in the Company's net service revenue were as follows at December 31, 2007:

Medicare	12,463,459
Private insurance	1,563,135
Self pay and other	1,939,155

 15,965,749

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 9.	Contingencies

The Company is currently involved in certain legal proceedings and other disputes with third parties that have arisen in the ordinary course of business. The Company has reviewed these issues to determine if reserves are required for losses that are probable to materialize and reasonably estimate such amounts in accordance with SFAS No. 5, “Accounting for Contingencies”. After consulting with outside legal counsel, the Company does not feel that they can reasonably estimate a potential loss as a result of the legal proceedings

Note 10.	Subsequent Event

On January 9, 2008, the Company executed a "Letter of Intent to Acquire Business" with an unrelated third party whereas the Company agreed to take the necessary steps towards pursuing a transaction wherein the Company would sell to an unrelated third party all of its assets in terms to be set forth in a definitive agreement. As of March 26, 2008 the sale of Apex Home Healthcare Services, LLC, Apex Health and Rehab Center, LLC, and Apex Healthcare Solutions, LLC, were formalized in a written agreement. On April 25, 2008 the sale of Apex House Call Doctors, LLC was finalized after all licensing issues were resolved.

To the Members

Apex Home Healthcare Services, LLC

and Combined Entities

Jacksonville, Florida

Independent Auditor's Report

The accompanying information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Our audit of the combined financial statements was made for the purpose of forming an opinion on those combined statements taken as a whole. The accompanying information has been subjected to the auditing procedures applied in the audit of the combined financial statements.

In our opinion, the accompanying information is fairly stated in all material respects in relation to the combined financial statements taken as a whole.

May 30, 2008

APEX HOME HEALTHCARE SERVICES, LLC
AND COMBINED ENTITIES

COMBINED SCHEDULE OF OPERATING EXPENSES

Year Ended December 31, 2007

Operations expense:
Salaries, wages and benefits	3,416,521
Conference and training	33,628
Office supplies and expense	312,595
Other operations expenses	63,252

Total operations expense	3,825,996

Corporate expense:
Salaries, wages and benefits	1,551,745
Auto expenses	69,668
Marketing expense	193,779
Charitable donations	93,868
Legal fees	47,960
Travel, meals and entertainment	79,507
Other corporate expense	27,662

Total corporate expense	2,064,189

Support expense:
Facilities expenses	692,695
IT expenses	194,520
Finance department expenses	367,054
Human resource expenses	144,504

Total support expense	1,398,773

Total operating expenses	7,288,958

The Notes to the Combined Financial Statements are an integral part of this statement.